Developing Innovative Inhaled Treatments for Serious Lung Infections August 2012 Free Writing Prospectus Registration Statement No. 333-182124 Exhibit 99.2

This presentation contains forward-looking statements which are made pursuant to provisions of Section 21E of the Securities Exchange Act of 1934. Investors are cautioned that such statements in this presentation, including statements relating to our financial position, projected year end cash and cash runway, the status and the results of preclinical studies and clinical trials and preclinical and clinical data described herein, the timing of responses to information and data requests from FDA, the development of our products, our estimates of the size of the potential markets for our product candidates, and the business strategies, evaluations, plans and objectives of management, constitute forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-
looking statements. Our results may be affected by such factors as the receipt and timing of FDA and other regulatory reviews and approvals, if at all, competitive developments affecting our product development, delays in product development or clinical trials, and patent disputes involving currently developing products.
The risks and uncertainties include, without limitation, we may experience unexpected regulatory actions, delays or requests, our future clinical trials may not be successful, we may be unsuccessful in developing our product candidates or receiving necessary regulatory approvals, we may experience delays in our product development or clinical trials, our product candidates may not prove to be commercially successful, our expenses may be higher than anticipated and other risks and challenges detailed in our filings with the U.S.
Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended
December 31, 2011 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2012. Investors are cautioned not to place undue reliance on any forward-looking statements which speak only as of the date of this presentation.  We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances that occur after the date of this release or to reflect the occurrence of unanticipated events.
Safe Harbor Statement

Insmed: Value Proposition
Attractive
Late-Stage
Opportunity
ARIKACE has strong Phase 2 efficacy and safety data in CF
Amikacin is an FDA-approved antibiotic, long recognized as one of the most effective treatments for gram-negative infections
Compelling
Business Model
Two orphan indications with high unmet need and combined global market potential of over $1 billion
Limited commercial infrastructure required
Strong IP and potential for extended exclusivity
Strong Balance
Sheet &
Experienced
Management
As of 6/30/12, company reported ~$75 million in cash, investments & CD
We believe cash is sufficient to take Company through the availability of top-line data for both CF CLEAR-108 trial and TARGET-NTM trial
Management has extensive anti-infective development, regulatory, and commercial experience
ARIKACE
®
* is a highly differentiated product that offers a compelling business opportunity in two orphan diseases
* ARIKACE
®
is a registered trademark of Insmed Incorporated
ARIKACE (liposomal amikacin for inhalation), is in Phase 3 (CLEAR-108)
for cystic fibrosis (CF) Pseudomonas (Pa) lung infections and Phase 2
(TARGET-NTM) for non-TB mycobacteria (NTM) lung infections

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ARIKACE: Amikacin Summary
Amikacin is an FDA-approved antibiotic with proven efficacy in the treatment of gram-negative infections, including Pseudomonas and NTM
Aminoglycoside antibiotic
Value of the IV use has been limited
by nephro-toxicity and ototoxicity
ARIKACE (liposomal amikacin for inhalation) delivers high, sustained levels of drug to the lung while reducing systemic exposure to well below established toxicity levels

ARIKACE: Proprietary Liposomal Formulation Provides Basis
for Important Potential Benefits
Potential Benefit
Lipid Polar Head Groups
(at Both Surfaces)
Lipid Hydrophobic Chains
(Bi-Layer Interior)
Water Core (where Amikacin resides)
ARIKACE delivers the potency of Amikacin at the site of the lung infection;
engineered specifically for improved PK-PD* profile in the lung providing for potential enhanced efficacy, safety and convenience benefits
Greater efficacy by reaching infection site
Greater efficacy by reaching infection site
Greater efficacy and once-a-day dosing
Reduces potential for systemic toxicity
Engineered Specifically for Lung Delivery
Prolonged lung residence time
Biofilm penetration
Preferential uptake into macrophages
Minimal systemic exposure
* Pharmacokinetic-Pharmacodynamic (PK-PD)

ARIKACE: Delivery Using Proprietary eFlow
®
Technology
ARIKACE is delivered once daily via the state-of-the-art PARI Optimized,
Investigational eFlow Nebulizer System with Advanced Mesh Technology
Fast
drug delivery with efficient
lung deposition
Small, portable, silent and
cordless device weighs less than
10 ounces.
eFlow Technology Device
exclusivity from PARI Pharma for
15 years after first commercial
sale of ARIKACE
* eFlow
®
is a registered trademark of PARI Pharma GmbH

ARIKACE: Development Plan
Target-NTM
Study in U.S.
ARIKACE vs. placebo in recalcitrant patients who are on a stable ATS/IDSA guidelines-based multi-drug treatment regimen; N 100
No inhaled antibiotics approved for treating NTM lung infections and little known competitive activity in clinic
Study initiated in May-2012 top-line results from randomized portion of trial projected in 4Q13
CLEAR-109
CF Pseudomonas
Study for U.S.
FDA removed the clinical hold for CF Pa Phase 3 study in May
Insmed will defer plans to initiate a Phase 3 study of ARIKACE in the U.S. for
CF patients until the Company reviews top-line results from CLEAR-108
Insmed is focusing on CLEAR-108 (CF Pa Phase 3 Study) and TARGET-NTM
(NTM Phase 2 Study)
CLEAR-108
CF Pseudomonas
Study for
EU/Canada
ARIKACE vs. Tobi
®
(inhaled tobramycin solution); N 300
Builds off of strong Phase 2 efficacy and safety data
Broad population with preferred trial design
Trial initiated in April 2012 top-line results projected in mid-2013
Eligible patients roll-over into open-label ARIKACE® long term safety and tolerability study, CLEAR-110
* Tobi
®
is a Registered Trademark of Novartis Pharmaceuticals Corporation

Arikace—Cystic Fibrosis
Epidemiology and Disease Description
Cystic fibrosis is a life-threatening disease with significant unmet needs
Affects about 70,000 children
and adults worldwide (30,000 in
U.S. and Europe, each)
Inherited disease that causes
thick, sticky mucus to build up
in the lungs
Despite expanded use of current
products, lung function often
continues to decline
High treatment burden
major compliance issue
Source:  Adapted from Cystic Fibrosis Foundation, Patient Registry
Annual Data Reports 2010
Mean = 51.2%
Pseudomonas Lung Infections Increase with Patient Age
Age (Years)
0.0
10.0
20.0
30.0
40.0
50.0
60.0
70.0
80.0
<2 2 to 5 6 to 10 11 to 17 18 to 24 25 to 34 35 to 44 45+

ARIKACE: Cystic Fibrosis
Need for New Inhaled Antibiotics
Current inhaled antibiotics produce modest efficacy in a limited patient population providing an opportunity for ARIKACE to become first-line treatment
Current inhaled antibiotics are not indicated for a significant segment of the
CF population -- patients with FEV-1 % predicted of greater than 75%
Improvement in lung function with current inhaled antibiotics is not sustained in the off-treatment period, and appears to decline over multiple cycles
Lung function continues to decline at an average rate of 1% to 3% per year with some patients experiencing much greater declines

FEV1% Predicted Relative
Change from Baseline (SE)
△

Cayston
®
vs. Tobi
®
CF Phase 3 Trial Results: Pulmonary Function
Lung Function
Adjusted Mean Relative Change in FEV
1
% Predicted
Source:  2010 North American CF Conference Poster 305 and Slide Presentation, 10/10.
*   Cayston
®
(aztreonam for inhalation solution) is a registered trademark of Gilead Sciences.
**  Tobi
®
(Tobramycin Inhalation Solution) is a registered trademark of Novartis.
*** AZLI = Cayston; TIS = Tobi
Lung function returned to baseline or lower during each off treatment period and at the end of 24 weeks, both treatment groups showed a decline in lung function from baseline
Week: 2
AZLI
TIS
+ 7.8
P
= 0.0001
95% CI (3.86, 11.73)
-6
-4
-2
0
2
4
6
8
10
12
0 4 8 12 16 20 24
AZLI/ TIS
28 Days
AZLI/ TIS
28 Days
AZLI/ TIS
28 Days

Percentage Change from Baseline in FEV1 (ml)

INSMED
INCORPORATED

Off-Treatment
Period
P = 0.033
P = 0.003
(36/36) (36/35) (33/36) (32/35) (34/35) (34/34)
(N=ARIKACE/Placebo)
ARIKACE: Cystic Fibrosis
Phase 2 Pooled Results (560mg QD): Pulmonary Function
(N)
Mean (SE)
ARIKACE demonstrated statistically significant and clinically meaningful improvement in pulmonary function throughout the 28-day treatment period that was sustained through the off-treatment period
-6%
-3%
0%
3%
6%
9%
12%
15%
18%
0 7 14 21 28 56
Visit Day
% Change in FEV
1
(ml) vs. Baseline
Arikace
560mg
Placebo

Relative Change in FEV1 vs Baseline (%)
N= 47 45 45 47 47 46 46 46 45 45 44 44 44 44 43 43 43 43 44 43 42 42 42 41 41 41 41 41 41 41 45

INSMED INCORPORATED

Visit Days
ARIKACE: Cystic Fibrosis
Open Label Extension (TR02-105): Durability of Response
Treatment
Period
*   Significance at end of treatment over 6 cycles
** Significance 56 days off-treatment over 6 cycles
An open label extension study demonstrated the sustained efficacy of ARIKACE during and between multiple cycles of therapy
Patients Receiving 560 mg ARIKACE Once Daily for 28 Days and Off-Treatment for 56 Days
p=0.0001**
p<0.0001*
Cycle
1
Cycle
2
Cycle
3
Cycle
4
Cycle
5
Cycle
6
0
5
10
15
20
14 28 56 70 85 98 112 140 154 169 182 196 224 238 253 266 280 308 322 337 350 364 392 406 421 434 448 476 490 504

ARIKACE: Cystic Fibrosis
Phase 3 Program Has Been Initiated in Europe and Canada
Insmed has reached agreement with EMA and Health Canada on pivotal study requirements for CF patients with Pseudomonas lung infections
* Patients who complete CLEAR-108 are eligible to participate in CLEAR-110, which is a long term open-label extension study in which patients receive ARIKACE every other month for up to 2 years
CLEAR-108:  Phase 3 Primary Efficacy Study (vs. Tobi
®
, N 300)*
Primary End-Point: Relative Change in FEV-1 at week 24
Key Secondary End-Point: Time to First Pulmonary Exacerbation
Patient Population: Patients ages 6 and above with FEV-1 % Predicted 25%
Approximately 260 patients required to demonstrate non-inferiority at agreed upon
Top-Line results projected in mid-2013
margin with 80% power

ARIKACE: Non-TB Mycobacteria
Disease Description and High Unmet Need
NTM are intracellular organisms that invade and multiply chiefly within macrophages in the lung and are characteristically resistant to most antibiotics
NTM lung infections occurs commonly in patients with structural lung disease (e.g.
COPD, bronchiectasis and CF), patients taking immunosuppressive medications, and in postmenopausal women without clear risk factors
NTM lung infections are often debilitating and progressive
Virtually all patients experience chronic or recurring cough
Other frequent symptoms including sputum production, fatigue, malaise, dyspnea, fever, hemoptysis, chest pain and weight loss
Non-TB mycobacteria (NTM) are intracellular pathogens that can cause severe, chronic pulmonary disease with limited effective treatment options
ATS - American Thoracic Society;
IDSA - Infectious Disease Society of America
Current treatment for NTM lung disease requires lengthy multi-drug regimens that can be poorly tolerated and have limited efficacy, especially in patients with severe disease or in those who have failed prior treatment attempts”
David E. Griffith, M.D., Lead author of the ATS/IDSA's diagnosis and treatment guidelines for NTM, and
Professor of Medicine at the University of Texas Health Science Center at
Tyler;(Insmed
Press Release, 6/27/12)
“

ARIKACE: Non-TB Mycobacteria
Market Opportunity
“The prevalence of this debilitating chronic disease continues to grow, and the current NTM treatment paradigm lacks acceptable treatment options”*
Sources: 1. Clarity Pharma Research, Patient Chart Study, 2012.
2. Adjemian et al. Prevalence of Pulmonary Nontuberculous Mycobacterial Disease among Medicare
Beneficiaries, USA, 1997-2007, American Journal of Respiratory and  Critical Care Medicine. Apr 2012.
3. SDI Healthcare Database, July 2009.
Mycobacterium avium Complex; M. abscessus –
Mycobacterium abscessus
U.S. Patients Diagnosed with NTM Lung Infections in 2011
50K
40K
21K
Diagnosis growing
at~
8% annually
2
MAC and M. abscessus* account for
75%-85% of NTM lung disease in U.S.
Mean age is ~ 57 years with 53%
treated with antibiotics
1
Treated patients use an average of 7.6
antibiotic courses per year
3
Average length of inpatient hospital
stay is 10.2 days
3
Patients over the age of 65 years were
40% more likely to die than those
without NTM from 1997 to 2007
2
* Mark Rolfe, M.D. FCCP, President of New Lung Associates P.A., Medical Director of the Lung Transplant and Adult Cystic  F
Fibrosis Programs at Tampa General Hospital; Insmed press release, June 27, 2012
0
10,000
20,000
30,000
40,000
50,000
60,000
NTM Patients
Diagnosed
NTM Patients
Diagnosed with
MAC or M.
Abscessus
MAC & M.
abscessus
Patients Treated
with Anitbiotics
1

ARIKACE: Non-TB Mycobacteria
Rationale for ARIKACE
NTM lung infections are difficult to treat since NTM are taken up and multiply inside lung macrophages and most antibiotics have poor macrophage penetration
Amikacin IV is a recommended treatment for MAC and
M. abscessus in the ATS/IDSA's NTM diagnosis and treatment
guidelines
1
but use is limited due to nephro- and oto-toxicity
The proprietary liposomal formulation enables ARIKACE to be
preferentially taken up and concentrated in the lung macrophages while potentially decreasing systemic exposure and related toxicities
ARIKACE was shown to have superior in vitro activity against MAC and M. abscessus vs.
“free” amikacin
2
ARIKACE is well positioned to become the first drug approved for NTM lung infections
ARIKACE opportunity: achieve superior efficacy in NTM treatment by better penetrating lung macrophages where NTM bacteria reside while limiting systemic drug exposure
Sources: 1. Griffith et al. ATS/IDSA Statement: Diagnosis, Treatment, and Prevention of NTM
Diseases, American Journal of Respiratory and  Critical Care Medicine, 2007.
2. Study conducted by L. E. Bermudez at Oregon State  University. (Data on File)

ARIKACE: Non-TB Mycobacteria
TARGET-NTM Clinical Study Initiated in Mid-2012
Trial Design and Patient Population (N 100):
–
Randomized, double-blind, placebo controlled Phase 2 study in patients with recalcitrant/persistent NTM lung infections who are on a stable ATS/IDSA guidelines-based multi-drug treatment regimen
–
Patients receive ARIKACE or placebo daily for 84 days; then all patients can receive ARIKACE 560 mg in an open-label manner for an additional 84 days
–
Study population: patients ages 18 to 75
Key Inclusion Criteria:  History of chronic infection with either Mycobacterium avium complex (MAC) or Mycobacterium abscessus or mixed infection with both species
Primary endpoint:  Change in mycobacterial culture results from baseline to end of treatment [Time Frame: 84 days]
Insmed appears to be the only company with an NTM clinical program;
top-line Phase 2 data projected in 4Q 2013
There have been very few clinical trials to support current NTM treatment recommendations, and no new drugs have been assessed in randomized trials for NTM lung disease in many years. (Insmed Press Release, June 27, 2012)
according to Kenneth N. Olivier, M.D., M.P.H., Principal Investigator of the study and staff pulmonologist at the NIAID, part of NIH

Projected
Cash at year
end 2012
(including cash,
investments & CD
)
Approximately $60 to $64 million currently forecast
We believe cash is sufficient to take Company through the
availability of top-line data for both CLEAR-108 and TARGET-NTM top-line results
Current Overview: Capital Structure and Key Financials
Balance Sheet
Cash of ~$75 million as of June 30, 2012 consisting of cash, investments & CD
Present Capital
Structure
(INSM)
26.5 million fully diluted shares:
24.9 million Common Shares
1.6 million options, restricted stock units, and warrants
Insmed has a strong cash position

18 Appendix Addressing the Potential for Cross-Resistance of ARIKACE

Summary: Addressing Potential for Cross-Resistance in
ARIKACE
While resistance to TOBI (tobramycin) has been documented, we believe there is no cross-resistance in ARIKACE (amikacin)
for the following reasons.
Well-characterized clinical isolates of Pseudomonas aeruginosa (Pa) from Dr. Burns’ collection have been tested against amikacin and ARIKACE. ARIKACE has shown activity against aminoglycoside-resistant and multi-drug resistant isolates. Dr. Burns felt
ARIKACE performed a bit better than free amikacin. (Report on file.)
Overall, amikacin has lower potential for inducing resistance as compared to tobramycin (literature). Additionally, aminoglycoside-inactivating enzymes elaborated by Pa are different for these two aminoglycosides. Thus, we there is no complete cross resistance. The issue of emerging tobramycin resistance secondary to TOBI (inhaled antibiotic) use is not completely quantified. However, it is primarily due to poor compliance with the prescribed regimen of TOBI. Patients do not take the drug twice a day consistently. This leads to drug levels much below the MICs of most phenotypes of Pa for prolonged periods, and thus increased potential for emergence of resistance. Additionally, there is non-specific binding of cationic tobramycin to sputum and further low levels available to microbes. Typically, levels >10x of the MICs are needed for entire dosing interval.
Thus, compliance with dosing regimen is critical as is penetration of antibiotics into biofilms.
Features of ARIKACE that overcome some of the issues responsible for resistance include: charge neutral liposomes shield amikacin, providing penetration into biofilm, and high Cmax and AUC, enabling once a day dosing and improved compliance. The unique features of ARIKACE will reduce potential for emergence of amikacin resistance vs. free aminoglycoside for inhalation.
Most importantly, the sustained clinical benefit of Arikace in the “off month” and convenience of once a day will shape the use of inhalation antibiotics in CF patients.
Use of ciprofloxacin is known to contribute to emergence of Pa isolates with antimicrobial resistance. Tobramycin is also used as
IV for treatment of exacerbations and for tune-ups. This may also be contributing to emergence of resistance as low levels of drug reach the lung after IV use.
Our phase 2 data have shown that 65% of isolates were resistant to aminoglycosides and ~90% were mucoid variant. However, we were able to demonstrate reduction in bacterial density and improvement in lung function and pros. Thus, we expect to have significant treatment effect in phase 3 studies even if isolates are resistant. We have also done in vitro work against mdr isolates and shown ARIKACE to be effective.

Poster Number

305

24th Annual North American Cystic Fibrosis Conference
October 21-23, 2010
Baltimore, MD

Aztreonam for Inhalation Solution (AZLI) vs. Tobramycin Inhalation Solution (TIS): A 6-month Comparative Trial in Cystic Fibrosis (CF) Patients with *Pseudomonas aeruginosa* (*PA*)

CM Oermann,[1] B Assael,[2] C Nakamura,[3] SR Boas,[4] M Bresnik,[5] S Lewis,[6] AB Montgomery,[6] and T Pressler[7]

[1]Baylor College of Medicine, Houston, TX, USA; [2]Cystic Fibrosis Center, Verona, Italy; [3]Children's Lung Specialists, Las Vegas, NV, USA; [4]Cystic Fibrosis Institute, Glenview, IL, USA; [5]Gilead Sciences, Foster City, CA, USA; [6]Gilead Sciences, Seattle, WA, USA; [7]National University Hospital, Copenhagen, Denmark

GILEAD
Gilead Sciences, Inc.
333 Lakeside Drive
Foster City, CA 94404
Tel: (650) 522-5934
Fax: (650) 522-5854

Background

- Inhaled antipseudomonal antibiotics are the standard of care for CF patients with chronic *PA* airways infection[1,2]
- TIS (TOBI®, Novartis)
  - Approved by the US FDA in 1997 for the management of CF patients with chronic pulmonary *PA* infection
  - Patients treated with TIS demonstrated significant improvement in pulmonary function, significant reduction in *PA* sputum density, and decreased risk of hospitalization[3]
- AZLI (Cayston®, Gilead Sciences)
  - Approved by the US FDA in 2010 to improve respiratory symptoms in CF patients with *PA*
  - Other AZLI approvals include: EU (2009), Canada (2009) and Australia (2010)
- A 6-month active comparator trial vs. TIS is required for full approvals in the EU and Canada and is a post-marketing commitment in the US
- Patients treated with AZLI for a single 28-day course demonstrated statistically significant improvements in:
  - Pulmonary function[4,5]
  - Respiratory symptoms[4,5]
  - Time to need for additional antipseudomonal antibiotics[5]
- AZLI 75 mg TID was well tolerated with therapeutic benefits sustained during an 18-month open-label follow-on study[6]

Objective

- To assess the comparative safety and efficacy of aztreonam for inhalation solution (AZLI) and tobramycin inhalation solution (TIS) in adult and pediatric cystic fibrosis (CF) subjects with pulmonary *Pseudomonas aeruginosa* (*PA*) infection

Methods

- Study Design
  - Phase 3, open-label, multicenter, randomized, parallel group study
  - 28-day, intermittent, repeating treatment regimens: AZLI 75 mg TID via PARI Investigational eFlow® Nebulizer System or TIS 300 mg BID via PARI LC PLUS® nebulizer with air compressor
  - 91 CF centers in the EU and US

Week -2 0 2 4 8 1 2 16 20 24
Screen
AZLI Off AZLI Off AZLI Off
TIS Off TIS Off TIS Off

- Inclusion criteria:
  - CF patients age □ 6 yrs
  - Chronic *PA* infection (with confirmed *PA*-positive sputum or throat culture within previous 3 months or at visit 1)
  - Baseline FEV_1 □ 75% predicted
  - Stable pulmonary disease
- Stratification
  - Disease severity:
    - FEV_1 □ 50% or > 50% predicted at visit 1
  - Inhaled tobramycin use in the previous 12 months prior to randomization:
    - < 84 days or □ 84 days
    - Inhaled tobramycin < 84 days cohort capped at 40 patients

Endpoints

- Co-primary endpoints:
  - Non-inferiority of AZLI for mean % change in FEV_1 % predicted at Day 28 per EMA requirement
    - Non-inferiority margin pre-specified as -4% (AZLI – TIS)
  - Superiority of AZLI for mean actual change in FEV_1 % predicted across three 28-day treatment cycles per FDA requirement
- Additional endpoints:
  - Pulmonary exacerbation as indicated by need for anti-pseudomonal antibiotics or respiratory hospitalization
  - Mean change in CFQ-R Respiratory Symptom Scale Score
  - Mean change in sputum *PA* density
  - Frequency of adverse events

Endpoint Calculation

- Average of Adjusted Means at the End of Three 28-day Treatment Cycles
  - Statistical model calculates adjusted mean change from baseline at each visit
  - Adjusted mean changes at Week 4, Week 12, and Week 20 are averaged for each treatment group
  - Used to calculate co-primary, CFQ-R RSS, and CFU endpoints

Results

Table 1. Demographics and Baseline Characteristics

	AZLI (N = 136)	TIS (N = 132)
Age, mean yrs (range) < 18 yrs n (%) □ 18 yrs (%)	25.8 (6-52) 28 (20.6) 108 (79.4)	25.1 (6-69) 31 (23.5) 101 (76.5)
Male Gender, n (%)	68 (50.0)	66 (50.0)
Inhaled tobramycin use in 12 months prior to randomization, n (%) < 84 days □ 84 days	 21 (15.4) 115 (84.6)	 19 (14.4) 113 (85.6)
FEV_1 % predicted at baseline (mean)	52.3	52.2
CFQ-R Respiratory Symptoms Scale Score at baseline (mean)	62.9	56.0
Log_{10} *PA* CFUs at baseline (mean)	6.4	5.9
Multi Drug Resistant *PA*, n (%)	35 (30.4)	35 (31.8)

Figure 1. Disposition of Study Subjects in the Randomized Portion of the Study (All Subjects)

Results (cont'd)

Table 2. Treatment Compliance (% Vials Inhaled, Based on Empty Vials returned)

Overall Compliance 3 courses	AZLI (n=136)	TIS (n=132)
Mean (SD)	94.00 (9.55)	94.17 (10.48)

Figure 2. Adjusted Mean Relative Change in FEV_1 % Predicted at Day 28

Δ = 7.8
p = 0.0001
95% CI (3.86, 11.73)
AZLI
TIS
Week: 0 2 4 8 12 16 20 24

Figure 3. Adjusted Mean Actual Change in FEV_1 % Predicted

Ave of 3 Courses
Δ = 2.7
p = 0.0023
AZLI
TIS
Week: 0 2 4 8 12 16 20 24

Figure 4. Adjusted Mean Relative Change in FEV_1 % Predicted Patients with TIS Use □ 84 Days in the 12 Months Prior to Randomization

Ave of 3 Courses
Δ = 7.5
p = 0.0002
AZLI (n=115)
TIS (n=113)
Week: 0 2 4 8 12 16 20 24

Figure 5. Adjusted Mean Actual Change in FEV_1 % Predicted Patients with TIS Use □ 84 Days in the 12 Months Prior to Randomization

Ave of 3 Courses
Δ = 3.5
p = 0.0002
AZLI (n=115)
TIS (n=113)
Week: 0 2 4 8 12 16 20 24

Table 3. Pulmonary Exacerbations

	AZLI (n=136)	TIS (n=132)	% Reduction	P-value
Total number of respiratory hospitalizations[a]	40	58	31%	0.044
Total number of respiratory events requiring IV and/or inhaled antipseudomonal antibiotics[a]	84	121	31%	0.004

a. Respiratory hospitalizations and respiratory events requiring IV/inhaled antipseudomonal antibiotics were determined by an independent, blinded data adjudication committee

Figure 6. Time to Need for IV Antipseudomonal Antibiotics

p = 0.0025
Day 168 KM
AZLI 36%
TIS 54%
Percent survival
Days
0 28 56 84 112 140 168 196 224

Figure 7. Adjusted Mean Change in CFQ-R Respiratory Symptom Scale Score[a]

Ave of 3 Courses
Δ = 4.1
p = 0.0189
AZLI
TIS
Week: 0 2 4 8 12 16 20 24

a. Minimal Clinically Important Difference = 4 points[7]

Figure 8. Adjusted Mean Change in Sputum Log_{10} *PA* CFU

Ave of 3 Courses
Δ = -0.22
p > 0.10
AZLI
TIS
Week: 0 2 4 8 12 16 20 24

- No significant changes in *PA* susceptibilities to aztreonam or other antibiotics
- No significant emergence of other respiratory pathogens

Table 4. Adverse Events

Adverse Event[a]	AZLI, n (%) (n= 136)	TIS, n (%) (n= 132)
Cough	96 (70.6)	104 (78.8)
Nasal Congestion	29 (21.3)	26 (19.7)
Wheezing	16 (11.8)	20 (15.2)
Pharyngolaryngeal pain	36 (26.5)	37 (28.0)
Pyrexia	43 (31.6)	40 (30.3)
Chest discomfort	14 (10.3)	13 (9.8)
Abdominal Pain	18 (13.2)	8 (6.1)
Vomiting	14 (10.3)	14 (10.6)
Tinnitus	2 (1.5)	1 (0.8)
Voice alteration	5 (3.7)	8 (6.1)

a. Adverse events noted in AZLI or TIS product labels as having occurred with greater frequency vs. placebo in placebo-controlled trials for either drug

Figure 9. First Course Extension Phase (EU Patients only) All Patients Received AZLI During Extension Phase

A. Adjusted Mean Relative Change in FEV1 % Predicted
AZLI (n=136)
TIS (n=132)
B. Adjusted Mean Actual Change in FEV1 % Predicted
Extension Phase
Week: 0 2 4 8 12 16 20 24 28 32

*unadjusted means

Conclusions

- AZLI was superior to TIS with respect to:
  - Adjusted mean relative change in FEV_1 % predicted
  - Adjusted mean actual change in FEV_1 % predicted
  - Reductions in pulmonary exacerbations
    - Fewer respiratory hospitalizations
    - Fewer events requiring IV and/or inhaled antipseudomonal antibiotics
    - Prolonged time to need for IV antipseudomonal antibiotics for respiratory events
  - Mean change in CFQ-R Respiratory Symptom Scale Score
- AZLI was well tolerated over 3 treatment courses, with an adverse event profile consistent with previously published clinical trial experience

References

1. Heijerman H, et al. *J Cyst Fibros* 2009;8:295-315
2. Flume PA, et al. *Am J Respir Crit Care Med* 2007; 176: 957-969
3. Ramsey BW, et al. *N Engl J Med* 1993;328:1740-1746
4. Retsch-Bogart, GZ et al. *Chest* 2009; 135: 1223-1232
5. McCoy, KS et al. *AJRCCM* 2008; 178: 921-928
6. Oermann, CM et al. *Ped Pulm* 2010, in press
7. Quittner, AL et al. *Chest* 2009; 135: 1610-1618

© 2010 Gilead Sciences, Inc. All rights reserved

20

Percent Change in FEV1 (ml) vs. Baseline
20
15
10
5
0
-5
0
7
14
21
28
35
56

INSMED
INCORPORATED

Percent Change in FEV
1
—ITT
Visit Day
Arikace 560 * 15.4% (16.5) 18.4% (21.3) 13.2% (15.3) 13.2% (16.2) 11.5% (16.4) 13.2% (24.3)
Arikace 280 * 10.9% (10.6) 9.4% (12.6) 9.6% (12.5) 10.1% (12.8) 1.7% (9.0) 2.0% (8.6)
Placebo * 0.6% (11.7) -3.2% (12.2) 1.8% (10.9) 2.2% (11.9) -0.3% (12.0) -4.4% (13.0)
* Mean (SD)
Arikace 280
Placebo
Arikace 560
p=0.016 p=0.005
p=0.07
p=0.04

Relative Change in FEV1
% Predicted vs. Baseline
20
15
10
5
0
-5
0
7
14
21
28
35
56

				[redacted]		

INSMED INCORPORATED

Change in FEV
1
(% predicted)—ITT
Visit Day
Arikace 560 * 12.9% (17.2) 15.8% (22.5) 10.5% (15.6) 11.0% (16.4) 8.6% (17.7) 13.8% (26.2)
Arikace 280 * 10.8% (10.8) 9.2% (13.1) 9.4% (12.9) 9.6% (13.7) 1.6% (9.6) 1.8% (8.8)
Placebo * -0.9% (10.7) -4.4% (11.3) 0.3% (9.9) 0.5% (10.5) 0.7% (9.6) -3.8% (13.5)
Arikace 280
Placebo
Arikace 560
P=0.009
P=0.019
P=0.124
P=0.021
* Mean (SD)

23 ARIKACE—TR02-05 PFT: Prior Use of Inhalation Antibiotic Arikace ™ ( N = 8 ) Placebo ( N = 4 ) Day 28 10% -5 % Day 56 5% -1 % Relative Change FEV 1 (ml)

24 Tobramycin FEV 1 (L) Absolute

ARIKACE—TR02-05
By Prior Tobramycin Use
Patients With Prior
Tobramycin Use
Patients Without Prior
Tobramycin Use
Arikace ™
N=5
Placebo
N=3
Arikace ™
N=16
Placebo
N=8
Day 28
0.326 (0.290)
5 -0.083 (0.123) 3 0.126 (0.203) 16 -0.016 (0.144) 8
Day 56 0.152 (0.186) 5 -0.040 (0.284) 3 0.001 (0.161) 15 -0.120 (0.168) 8
* Absolute Change from Baseline - FEV
1
(L)
Cohort I – 280 mg

Change in FEV1 (ml) vs. Baseline
350
300
250
200
150
100
50
0
-50
-100
0
28
56

INSMED
INCORPORATED

ARIKACE—TR02-05
By Prior Tobramycin Use
26
* Mean (SD)
280mg Cohort
Patients without Tobramycin
280mg Cohort
Patients with Tobramycin
Arikace
Placebo
Arikace
Placebo
Visit Day
Visit Day
Arikace * 326 (290) 152 (186)
Placebo * -83 (123) -40 (284)
Arikace * 126 (203) 1 (161)
Placebo * -16 (144) -120 (168)
RUN12AUG2008

27 Tobramycin FEV 1 (L) Relative

ARIKACE—TR02-05
By Prior Tobramycin Use
Patients With Prior
Tobramycin Use
Patients Without Prior
Tobramycin Use
Arikace ™
N=5
Placebo
N=3
Arikace ™
N=16
Placebo
N=8
Day 28
0.136 (0.088) 5 -0.052 (0.075) 3 0.091 (0.138) 16 -0.002 (0.067) 8
Day 56 0.051 (0.093) 5 -0.010 (0.148) 3 0.009 (0.084) 15 -0.053 (0.083) 8
* Mean (SD)
* Relative Change from Baseline - FEV
1
(L)
RUN12AUG2008
Cohort I – 280 mg

Percentage Change from Baseline by FEV1 (ml)
20
18
16
14
12
10
8
6
4
2
0
-2
-4
-6
0
28
56

10
8
6
4
2
0
-2
-4
-6
-8
0
28
56

INSMED INCORPORATED

ARIKACE—TR02-05
By Prior Tobramycin Use
* Mean (SD)
RUN12AUG2008
280mg Cohort
Patients without Tobramycin
280mg Cohort
Patients with Tobramycin
Arikace
Placebo
Arikace
Placebo
Visit Day
Visit Day
Arikace * 13.6% (8.8) 5.1% (9.3)
Placebo * -5.2% (7.5) -1.0% (14.8)
Arikace * 9.1% (13.8) 0.9% (8.4)
Placebo * -0.2% (6.7) -5.3% (8.3)

Change in FEV1 (ml)

Change in Log10 CFU from Baseline

INSMED
INCORPORATED

Arikace™ - Efficacy in Patients with Prior Tobramycin Use:
TR02-106
Mean
Change in Log
10
CFU
Subjects with 5-6 Cycles of TOBI in
prior 12 months
Change in FEV1
(ml)
Subjects with 5-6 Cycles of TOBI in
prior 12 months
Placebo
Visit Day Visit Day
Arikace 560 90 (220) 90 (30) 230 (60) 90 (90)
Placebo -140 (210) -110 (350) -200 (20) -290 (10)
Arikace 560
Arikace 560
-1.99
(0.70)
-1.26
(0.86)
-0.93
(1.19)
-1.43
(0.89)
-0.27
(0.44)
Placebo 0.15 0.03 -0.55 -0.29 0.08
Placebo
Arikace 560
Mean
-3
-2
-1
0
1
2
3
0 7 14 21 28 35
-300
-250
-200
-150
-100
-50
0
50
100
150

0 28 56 70 84

31
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Exchange Commission (the “SEC”) for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents Insmed has filed with the SEC for more complete information about Insmed and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at
www.sec.gov.
Alternatively, Insmed will arrange to send you a copy of the prospectus if you request it by calling Insmed’s corporate secretary at: (732) 997-4600.